UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2014

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34465 001-31441	20-1764048 23-2872718
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices) (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry Into a Material Definitive Agreement.

Private Placement of Additional 6.375% Senior Notes due 2021

On March 11, 2014, Select Medical Corporation (the “Company”), a wholly owned subsidiary of Select Medical Holdings Corporation, issued and sold $110.0 million in aggregate principal amount of its 6.375% senior notes due 2021 (the “Additional Notes”) as additional notes under the indenture pursuant to which it previously issued $600.0 million of 6.375% senior notes due 2021 (the “Original Notes” and, together with the New Notes, the “Notes”). The Additional Notes are senior unsecured obligations of the Company and are fully and unconditionally guaranteed by certain subsidiaries of the Company. The Additional Notes were offered in the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act pursuant to the Indenture (the “Indenture”), dated May 28, 2013, by and among the Company, the guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture (the “Supplemental Indenture”), dated March 11, 2014, by and among the Company, the guarantors named therein and the Trustee.

The Supplemental Indenture permits the Company to issue the Additional Notes under the terms of the Indenture, at an issue price of 101.500% of the principal amount.

Interest on the Additional Notes accrues at the rate of 6.375% per annum beginning on March 11, 2014 and is payable semi-annually in cash in arrears on June 1 and December 1 of each year, commencing on June 1, 2014.  The Notes are the Company’s senior unsecured obligations and rank equally in right of payment with all of its other existing and future senior unsecured indebtedness and senior in right of payment to all of its existing and future subordinated indebtedness.

The Notes are guaranteed on a full, joint and several basis by each of the Company’s existing and future domestic restricted subsidiaries that is a borrower under any of the Company’s credit facilities or that guarantees any of the Company’s debt or that of any of its restricted subsidiaries, in each case incurred under the Company’s credit facilities.

The Company may redeem some or all of the Notes prior to June 1, 2016 by paying a “make-whole” premium.  The Company may redeem some or all of the Notes on or after June 1, 2016 at specified redemption prices.  In addition, prior to June 1, 2016, the Company may redeem up to 35% of Notes with the net proceeds of certain equity offerings at a price of 106.375% plus accrued and unpaid interest, if any. The Company is obligated to offer to repurchase the Notes at a price of 101% of their principal amount plus accrued and unpaid interest, if any, as a result of certain change of control events.  These restrictions and prohibitions are subject to certain qualifications and exceptions.

The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of certain of the Company’s subsidiaries to (i) grant liens on its assets, (ii) make dividend payments, other distributions or other restricted payments, (iii) incur restrictions on the ability of the Company’s restricted subsidiaries to pay dividends or make other payments, (iv) enter into sale and leaseback transactions, (v) merge, consolidate, transfer or dispose of substantially all of their assets, (vi) incur additional indebtedness, (vii) make investments, (viii) sell assets, including capital stock of subsidiaries, (ix) use the proceeds from sales of assets, including capital stock of restricted subsidiaries, and (x) enter into transactions with affiliates.  In addition, the Indenture requires, among other things, the Company to provide financial and current reports to holders of the Notes or file such reports electronically with the U.S. Securities and Exchange Commission (the “SEC”).  These covenants are subject to a number of exceptions, limitations and qualifications set forth in the Indenture.

Registration Rights Agreement

In connection with the issuance of the Additional Notes, the Company entered into a registration rights agreement on March 11, 2014 with certain guarantors of the Additional Notes named therein and J.P. Morgan Securities LLC, on behalf of itself and the other initial purchasers named therein (the “Registration Rights Agreement”).  Pursuant to the Registration Rights Agreement, the Company has agreed to file an exchange offer registration statement to exchange the Additional Notes for substantially identical notes registered under the Securities Act unless the exchange offer is not permitted by applicable law or the policy of the SEC.  The Company has also agreed to file a shelf registration statement to cover resales of notes under certain circumstances.  The Company has agreed to file the exchange offer registration statement with the SEC within 150 days of the issue date of the Additional Notes and use commercially reasonable efforts to have the exchange offer registration statement declared effective within 240 days of the issue date and to complete the exchange offer with respect to the Additional Notes within 30 days of effectiveness.  In addition, the Company agreed to use commercially reasonable efforts to file the shelf registration statement on or prior to the later of (i) 120 days after a filing obligation arises and (ii) 270 days after the issue date, and to use commercially reasonable efforts to cause such shelf registration statement to be declared effective by the SEC on or prior to 210 days after such filing.  If the Company fails to satisfy its registration obligations under the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Additional Notes under certain circumstances.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

The disclosures above under Item 1.01 of this Current Report are also responsive to Item 2.03 of this Current Report and are hereby incorporated by reference into this Item 2.03.

Item 7.01              Regulation FD Disclosure.

On March 11, 2014, the Company issued a press release announcing that the Company had consummated the offering of the Additional Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Supplemental Indenture, dated as of March 11, 2014, by and among the Company, the guarantors named therein and U.S. Bank National Association, as trustee.
4.2

Registration Rights Agreement, dated March 11, 2014, by and among the Company, the guarantors named therein and J.P. Morgan Securities LLC, on behalf of itself and the other initial purchasers named therein.

99.1	Press Release, dated March 11, 2014, announcing details of closing of the offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

Date: March 11, 2014	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1	Supplemental Indenture, dated as of March 11, 2014, by and among the Company, the guarantors named therein and U.S. Bank National Association, as trustee.
4.2

Registration Rights Agreement, dated March 11, 2014, by and among the Company, the guarantors named therein and J.P. Morgan Securities LLC, on behalf of itself and the other initial purchasers named therein.

99.1	Press Release, dated March 11, 2014, announcing details of closing of the offering.